Exhibit 10.18

Pre-Bridge Loan Agreement (the “Pre-Bridge Agreement”) is entered into as of March 4, 2007 between Ron Pitcock, residing at 7654 Spirit Ranch Road, Golden, Colorado (the “Lender”) and IPtimize, Inc., a Minnesota corporation located at 2135 S. Cherry Street, Suite 200, Denver, Colorado 80222 (the “Borrower”). The Lender and the Borrower are sometimes individually referred to as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, Borrower desires to borrow up to $250,000, in one or several installments (the “Pre Bridge Loan”), to meet the immediate working capital needs of the Borrower prior to the Borrower’s implementation of a proposed $750,000 bridge loan (the “Bridge Loan”); and

WHEREAS, the Lender together with all other third party lenders, each of which shall participate in the Pre Bridge Loan on a pro rata and pari passu basis and who shall each execute its own Pre-Bridge Agreement with the Borrower (collectively the “Additional Lenders”) is willing to lend a portion of the Loan Amount to the Borrower.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the receipt and adequacy of which is hereby acknowledged and accepted, the Parties hereby agree as follows:

1.	Terms of the Pre Bridge Loan.

1.1 The Pre Bridge Loan. The Lender and the Additional Lenders (hereinafter collectively referred to as the “Participating Lenders”) hereby agree to lend up to $250,000 to the Borrower and the Borrower hereby accepts Loan Amount (defined below) from the Participating Lenders and agrees to repay the same in lawful money of the United States of America. The final amount that shall ultimately be advanced to the Borrower by the Participating Lenders is hereinafter referred to as the “Loan Amount.” The Loan Amount shall be evidenced by a number of identical but separate promissory notes, each bearing interest at the rate of ten (10.0%) percent per annum on an actual day/360 day basis and payable on the Due Date (as that term is defined below), in the specimen form annexed hereto as Exhibit “A” and hereby incorporated herein by reference (collectively the “Notes”). The original Notes shall be duly executed by the Borrower and delivered to the Participating Lenders simultaneously with the execution of individual Pre Bridge Agreements.

1.2 Due Date. The Loan Amount shall be due and payable on the earlier of: (i) the closing of the Bridge Loan; (ii) one year from the date of this Agreement; or (iii) the receipt by each Participating Lender of Commission Income (as that term is defined in Section 1.5 below) equal to its pro rata portion of the Loan Amount (the “Due Date”).

1.3 Payments and Prepayments. Borrower shall not be entitled to re-borrow any prepaid Loan Amounts or other costs or charges. All payments made pursuant to this Pre Bridge Agreement shall be first applied to accrued and unpaid interest, then to any lien or other proper charges under this Pre Bridge Agreement and finally to the aggregated principal balance of the Loan Amount. Absent the foregoing, interest on the Loan Amount shall be due and payable in one lump sum on the Due Date.

1.4 Closings. The closing of the Pre Bridge Loan shall take place simultaneously with the execution of each of the individual Pre Bridge Agreement via facsimile. Simultaneously with the execution of each of the individual Pre Bridge Agreements, the Participating Lenders shall deliver their respective portion of the Loan Amount proceeds to the Borrower via Federal wire transfer or such other manner as shall be mutually agreed upon between the Borrower and the Participating Lender (the “Closings”). At each of the Closings, the Borrower shall deliver an original Pre Bridge Agreement duly executed by the Borrower.

1.5 Collateral Security. As collateral security for the Borrower’s repayment of the Loan Amount to the Participating Lenders (defined below), as evidenced by the filing of the UCC-1 Financing Statement as described in Section 1.6 below, and until the Loan Amount has been repaid, the Borrower hereby covenants and agrees that its President, Clinton J. Wilson and/or such other executive officers or employees designated by him and indicated to the Participating Lenders in writing shall deposit all of the monthly commission income received by the Borrower from its agreements with Qwest Communications and Level 3 Communications (collectively the “Commission Income”) into a separate segregated account to be maintained at Vectra Bank Colorado with respect to which Gary J. Graham, in his capacity as President of First Capital Business Development, LLC, a Colorado limited liability company, located at 16293 East Dorado Place, Centennial, CO 80015 (“FCBD”) in its capacity as collection and disbursement agent for the Additional Lenders (“each Participating Lender”), shall be the sole signatory (the “Account”). The Commission Income shall be deposited into the Account on the first day after the same has been received into the Borrower’s regularly maintained account and cleared collection.

The Borrower shall continue to promptly deposit the Commission Income into the Account until the earlier of: (i) the Participating Lenders having collectively received the full Loan Amount together with all accrued interest from the Commission Income; or (ii) the Participating Lenders having collectively received the full Loan Amount together with all accrued interest from the Bridge Loan.

Simultaneously with the execution of this Pre Bridge Agreement, the Borrower shall execute and deliver to Qwest Communications and Level 3 Communications a letter requesting them to deposit the Commission Income into a designated lock box. The letter shall be delivered via overnight package delivery service or by registered or certified mail with a copy to the Lender.

In its capacity as the lead and first Participating Lender, and without any other legal duty or obligation to do so, FCBD hereby covenants and agrees to faithfully and impartially: (i) collect the Commission Income from the Account; (ii) to disburse the Commission Income pro rata to the Participating Lenders; (iii) to maintain accurate books and records of all transaction for and on behalf of the Participating Lenders; and (iv) as soon as the Participating Lenders are repaid the Loan Amount and all accrued interest from the Commission Income and/or the proceeds of the Bridge Loan, FCBD shall return any un-disbursed Commission Income in its possession back to the Borrower, and shall execute and deliver to the Borrower a UCC-2 Termination Statement evidencing the termination of FCBD’s interest in the Account and in the Commission Income.

In addition to the Commission Income, the Loan Amount shall also be satisfied from the un-pledged assets of the Borrower. Until the Loan Amount together with all accrued interest shall have been repaid in full, any and all free credit balances of the Borrower shall be paid to the Participating Lenders prior to any repayment of trade payables, other indebtedness or investment to equity holders of the Borrower.

1.6 Security Documents and Fees. Simultaneously with the execution and delivery of this Agreement, the Borrower shall execute and deliver to each Participating Lender on behalf of the Participating Lenders a UCC-1 financing statement evidencing the Participating Lender’s First Lien security interest. In addition, the Borrower hereby specifically agrees and consents that a photocopy or other reproduction of this Pre Bridge Agreement shall be deemed to be the legal equivalent of a financing statement and may be filed with any county clerk as evidence of the Participating Lender’s security interest. At the closing of the Bridge Loan, the Borrower shall pay to FCBD a Commission Income processing fee of $25,000.

1.7 Warrants as Additional Consideration. As additional consideration for the Loan Amount, the Borrower hereby covenants and agrees that it shall cause the issuance and delivery to each Participating Lender of a warrant in the specimen form annexed hereto as Exhibit “B” and hereby incorporated herein by reference with a ten (10) year term (the “Warrants”) entitling the Participating Lenders to purchase an aggregate of one share of the Borrower’s Common Stock, $.001 par value per share (the “Shares”), at an exercise price of $0.75 per Share or such greater or lesser amount paid by the investors in the Bridge Loan for each one Dollar loaned to the Borrower and aggregating the Loan Amount (the “Warrant Shares”). The Warrant Shares shall be registered under the Securities Act of 1933, as amended (the “Securities Act”), in accordance with the following:

A. If at any time during the ten year term of the Warrants, the Borrower proposes to file a Registration Statement under the Securities Act (a “Registration Statement”); it will at such time give written notice to each Participating Lender of its intention to do so. Upon written request of any Participating Lender, given within 15 days after the giving of any such notice by the Borrower, the Borrower will advise such Participating Lender that it shall include its Warrant Shares in the Registration Statement. If, however, the offering to which the Registration Statement relates is to be distributed by or through an underwriter approved by the Borrower, each Participating Lender hereof may at its option agree to sell the Warrant Shares through such underwriter on the same terms and conditions as the underwriter agrees to sell the other securities proposed to be registered. In addition, if such underwriter determines that the inclusion of all the Warrant Shares sought to be sold would have an adverse effect on the offering, each Participating Lender shall be entitled to participate in the underwriting and register its Warrant Shares on a pro rata basis or as such other quantity of the Warrant Shares as the underwriter may determine. If any Participating Lender hereof elects not to sell its Warrant Shares through such underwriter, the Participating Lender may use the Registration Statement to register its Warrant Shares under the Securities Act within 60 days after the Registration Statement becomes effective;

B. The Borrower covenants and agrees that it shall prepare and promptly file with the Securities and Exchange Commission (the “Commission”) all amendments, post-effective amendments and supplements to the Registration Statement as may be necessary under the Securities Act and the regulations of the Commission to permit the sale of the Warrant Shares to the public; and

C. The rights of the Participating Lenders hereof pursuant to this Section 1.7 may be exercised only by each Participating Lender or any affiliate thereof.

2.	Brief Description of the Company.

Information about the Borrower and its business derived from the Borrower’s Form SB-2 Registration Statement as filed with the Commission but not yet ordered effective, is set forth in Exhibit “C” annexed to this Agreement and hereby incorporated herein by reference. This information presents an overview of the Borrower’s business but does not reflect events that occurred subsequent to the date of its filing.

3.	Risk Factors Associated with the Company and the Notes.

An investment in the Borrower involves a high degree of risk and should be considered only by Lender’s who can sustain the loss of their entire investment. Accordingly, the Lender hereby represents that, prior to the signing of this Agreement, the Lender has read the disclosures contained under the captions “Risks Related to the Company” and “Risks Related to the Offering” set forth in Exhibit “D” annexed to this Agreement and hereby incorporated herein by reference.

4.	Representations, Warranties and Covenants.

In order to implement the operation of this Pre Bridge Agreement, the Parties hereby jointly and severally represent, warrant, covenant, agree and consent as follows:

4.1 Insolvent Financial Condition of the Borrower. The Borrower represents and warrants that it has provided, or will provide as available, all material information regarding the financial condition of the Borrower; and that as of the date of this Agreement, the Borrower is insolvent, has a negative shareholder equity balance, has outstanding liabilities that can not presently be met by its revenues, and has effectively no market value as a “Pink-Sheet” traded company;

4.2 No Breach. The execution, delivery and performance of this Agreement, in the time and manner herein specified, will not cause a default in any other previously executed agreement signed by either the Borrower or any Participating Lender;

4.3 Authority. The Borrower and all Participating Lenders have full legal authority to enter into this Agreement and to perform the same in the time and manner contemplated;

4.4 Approval. This Agreement has been submitted to, ratified and approved by the Board of Directors of the Borrower and by each participating Lender in the manner required by the law of his, her or its jurisdiction of residence, incorporation or formation;

4.5 Licenses, Etc. The Borrower shall comply with all applicable laws and regulatory requirements at all times. The Borrower shall obtain and maintain such authorizations, licenses, permits and other governmental or regulatory agency approvals as are required for the performance of this Agreement;

4.6 Valid Issuance. The Warrant and the Warrant Shares shall be when issued, duly and validly issued, fully paid and non-assessable;

4.7 Reservation. The Borrower shall reserve the Warrant Shares for issuance upon the exercise of the Warrants by the Participating Lenders;

4.8 Restricted Securities. Each Participating Lender acknowledges, accepts and understands that until and unless the same are registered under the Securities Act: (i) the Warrant Shares will be “restricted securities” as that term is defined under the Securities Act of; (ii) each Participating Lender will be acquiring the Warrant Shares solely for its respective own account, for investment purposes and without a view towards the resale or distribution thereof; (iii) the Warrant Shares will be subject of stop transfer orders on the books and records of the Borrower’s transfer agent and shall be imprinted with a standard form of restrictive legend; and (iv) any sale of the Warrant Shares will be accomplished only in accordance with the Securities Act and the rules and regulations of the Securities and Exchange Commission adopted thereunder; and

4.9 Accredited Investors. Each Participating Lender: (i) has adequate means of providing for the Participating Lender’s current needs and possible contingencies, and the Participating Lender has no need for liquidity of the Participating Lender’s investment in the Borrower (ii) the Participating Lender is an “Accredited Investor” able to bear the economic risk of his or its investment in the Borrower; (iii) has such knowledge and experience in business and financial matters that the Participating Lender is capable of evaluating the relative risks and merits of the Participating Lender’s investment in the Borrower; (iv) can bear the economic risk of losing the Participating Lender’s entire investment in the Borrower represented by the Loan; (v) has not relied upon any oral statements or representations by the Borrower or its principals; (vi) understands the undercapitalized and speculative nature of the Borrower’s business as well as the uncertainties attendant upon the Company’s ability to reach profitability from its present insolvent status; and (vii) has consulted the Participating Lender’s own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Borrower.

5.	Default: Rights and Remedies on Default

5.1 Events of Default. The occurrence of any of the following events shall be an event of default under this Agreement (“Events of Default”):

A. The material breach of any representation, warranty or covenant of the Borrower contained in this Pre Bridge Agreement including the failure to promptly deposit the Commission Income into the Account and any repayment not cured within fifteen (15) days of written notice of such breach;

B. If the Borrower: (i) files a petition in bankruptcy or a petition to take advantage of any insolvency act or other act for the relief or aid of debtors; (ii) makes an assignment for the benefit of its creditors; (iii) consents to or acquiesces in the appointment of a receiver, liquidator or trustee of itself or of the whole or any part of its properties and assets; (iv) files a petition or answer seeking for itself reorganization, arrangement, composition, readjustment. liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law; (v) on a petition in bankruptcy filed against it, is adjudicated a bankrupt; or (vi) is served with a three-day (3) notice to quit any of its leasehold premises, which notice is not discharged or contested in good faith by appropriate proceedings prior to the initiation of an unlawful suit against the Borrower;

C. If a court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of acquiescence of the Borrower, as a receiver, liquidator or trustee of the Borrower, or of the whole or any substantial part of its properties and assets, or approving a petition filed against it seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the federal bankruptcy laws or any other applicable law, and such order judgment or decree shall remain un-vacated or not set aside or un-stayed for an aggregate of thirty (30) days, whether or not consecutive, from the date of the entry thereto; or if, under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Borrower or the whole or any substantial part of its operations and assets and such custody and control shall remain un-terminated or un-stayed for an aggregate of thirty (30) days, whether or not consecutive, from the date of assumption of such custody or control.

5.2 Due and Payable. Upon the occurrences of any such Event of Default, Lender at its option exercised by written notice to the Borrower, shall deem the principal under this Pre Bridge Agreement, together with the interest and charges accrued thereon, become immediately due and payable. The Participating Lenders may exercise any or all of the rights and remedies granted to an unsecured party under the provisions of the Uniform Commercial Code of the State of Colorado (as now or hereafter in effect). Any proceeds realized from the disposition of the assets of the Borrower under bankruptcy or liquidation provisions, shall: (i) first be applied to the payment of any wages due to any employees of the Borrower, pursuant to Colorado Department of Labor statutes; (ii) then to any secured indebtedness of the Borrower; (iii) then to any expenses incurred by Participating Lenders in connection with the disposition; and (iv) the balance shall be applied to the payment of the Loan Amount; (v) then to any trade or vendor indebtedness; (vi) thereafter to any other indebtedness and the equity shareholders of the Borrower. Any surplus proceeds shall be an asset of the Borrower. In the event such proceeds prove insufficient to satisfy all indebtedness secured hereunder, then Borrower shall be liable for the deficiency.

5.3 Other Remedies. The rights, powers and remedies granted to the Participating Lenders pursuant to the provisions of this Pre Bridge Agreement shall be in addition to all the rights, powers and remedies granted to the Participating Lenders under any statute or rule of law. Any forbearance, failure or delay by order, exercising any right, power or remedy under this Pre Bridge Agreement shall not be deemed to be waiver of such right, power or remedy. Any single or partial exercise (if any right, power or remedy under this Pre Bridge Agreement shall not preclude the further exercise thereof, and every right, power and remedy of Lender under this Pre Bridge Agreement shall continue in full force and effect until such right, power or remedy is specifically waived by any instrument executed by the Participating Lenders.

5.4 Waiver. The Borrower for itself and its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection, and consents that the Participating Lenders may extend the time for payment or otherwise modify the terms of payment or any part or the whole of the Loan Amount. To the fullest extent permitted by law, the Borrower waives the statute of limitations in any action brought by the Participating Lenders in connection with this Pre Bridge Agreement and the right to a trial by jury.

6. Assignments. Neither Party shall assign or transfer any rights or obligations hereunder, except that, (i) the Borrower may assign or transfer this Agreement to a successor corporation in the event of a merger, consolidation, transfer, or sale of all or substantially all of the assets of the Borrower, provided that no such assignment shall relieve the Borrower from liability for the obligations assumed by it hereunder; and (ii) any Participating Lender may assign or transfer this Agreement to any firm which is an affiliate of the Participating Lender provided that no such assignment shall relieve the Participating Lender from liability for its obligations hereunder.

7. Entire Agreement. Each Party hereby covenants that this Agreement is intended to and does contain and embody all of the understandings and agreements, both written or oral, of the Parties with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, expressed or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated or affected. There are no representations, warranties or covenants other than those set forth in this Agreement.

8. Binding Arbitration. The Parties agrees that any and all disputes that arise out of this Agreement shall be submitted to and resolved through final and binding arbitration in the State of Colorado, a neutral forum, in accordance with the rules and regulations of the American Arbitration Association. In such event, the Parties shall split the cost of any arbitration filing and hearing fees and the cost of the arbitrator. Each Party will bear its own attorneys’ fees, and the arbitrator will not have authority to award attorneys’ fees unless a statutory section at issue in the dispute authorizes the award of attorneys’ fees to the prevailing Party, in which case the arbitrator has authority to make such award as permitted by the statute in question. The arbitration shall be instead of any civil litigation; therefore, the Parties hereby waive any right to a trial, and agree that the arbitrator’s decision shall be final and binding to the fullest extent permitted by law and enforceable by any court having jurisdiction thereof. The Parties shall accept the verdict or decision of the arbitrator and indemnify and hold the prevailing Party harmless from any and all liability arising out of the subject matter of the arbitration.

9. Facsimile Signatures and Counterparts. Facsimile signatures on this Agreement shall be sufficient and acceptable to bind the Parties and for execution of this Agreement. This Agreement shall only be effective and binding when executed by both Parties hereto. This Agreement may be executed in counterparts, each of which so executed shall be deemed an original and constitute one and the same agreement.

10. Notices. Any notice required or contemplated by this Agreement shall be deemed sufficiently given when delivered in person, transmitted by facsimile (if followed by a copy by mail within three (3) business days) or sent by registered or certified mail or priority overnight package delivery service to the principal office of the Party entitled to notice or at such other address as the same may designate in a notice for that purpose. All notices shall be deemed to have been made upon receipt, in the case of mail, personal delivery or facsimile, or on the next business day, in the case of priority overnight package delivery service. Such notices shall be addressed and sent or delivered to the Parties at the addresses set forth in the first paragraph of this Agreement, or to such other address of which a Party may notify the other Party in writing.

11. Modification, Waiver and Amendment. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any Party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature. No Party may or shall amend this Agreement, in whole or in part, verbally, by reliance, by course of conduct or otherwise, unless expressly and specifically acknowledged in writing and signed by both the Borrower and the Participating Lenders.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date above set forth.

By:	/s/ Clinton J. Wilson
Clinton J. Wilson, President

/s/ Ron Pitcock
Ron Pitcock, the Executive

EXHIBIT “A”

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR QUALIFIED UNDER STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED UNLESS (A) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) IPTIMIZE, INC. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL ACCEPTABLE TO IPTIMIZE, INC. TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

IPTIMIZE, INC.

10% NON-NEGOTIABLE PRE –BRIDGE CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, IPtimize, Inc. a Minnesota corporation located at 2135 S. Cherry Street, Suite 200, Denver, Colorado 80222 (the “Borrower”) hereby covenants and promises to pay to the order of Ron Pitcock, an individual residing at, 7654 Spirit Ranch Road, Golden, Colorado 80403 (the “Holder”), the principal sum of $100,000 in lawful money of the United States of America, the with interest at a rate of ten (10%) percent per annum on an actual day/360 day basis and payable on the Due Date (as that term is defined below). All principal, interest and other costs hereunder (collectively the “Loan Amount”) shall be due and payable to the Holder of this 10% Pre-Bridge Promissory Note (the “Note”) on the earlier of (i) the first anniversary of the execution of this Note by the Borrower; (ii) the closing date of the Borrower’s contemplated $750,000 private bridge loan financing; or (iii) the receipt by each Holder of Commission Income (as that term is defined in Section 1.5 of the Pre-Bridge Loan Agreement of even date to which this Note is attached as an exhibit (the “Agreement”) equal to its pro rata portion of the Loan Amount (the “Due Date”).

The Borrower shall have the right to prepay, without penalty, all or any part of the unpaid balance of this Note at any time on five (5) days prior written notice. The Borrower shall not be entitled to re-borrow any prepaid amounts of the principal, interest or other costs or charges. The Borrower is duly authorized to enter into this Note. This Note may not be assigned except as provided in Section 5 below.

The Borrower and all endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of the indebtedness represented by this Note (collectively the “Obligors”), hereof severally and jointly waive presentment for payment, protect diligence, notice of nonpayment and of protest, and agreement to any extension of time of payment and partial payments before, at or after maturity. Additionally, the Obligors hereby jointly and severally agree, to pay all costs of collection, including reasonable attorneys’ fees and all costs of suit, in case the unpaid principal sum of this Note or any payment of interest or principal and interest thereon or any premium is not paid when due, or in case it becomes necessary to protect the security for the indebtedness evidenced hereby, or for the foreclosure by the Holder of any collateral, or in the event the Holder is made a party to any litigation because of the existence of the indebtedness evidenced by this Note; or because of the existence of any security instrument pledged as security for the payment of this Note, whether suit be brought or not, and whether through courts of original jurisdiction, as well as appellate or bankruptcy courts or other legal proceedings.

1.	Payments.

A. Interest. Unless sooner converted as hereinafter enumerated in Section 2, a single interest payment shall be payable on the Due Date. In the event that the required interest payment shall not be paid when due, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

B. Principal. Unless sooner converted as hereinafter enumerated in Section 2, payment of the full principal amount due under this Note shall be made on the Due Date. In the event that the principal shall not be paid on the Due Date, and shall remain unpaid for a period of five business (5) days or more, then a late charge of two (2%) percent shall be due and owing for each month or any portion thereof that such payment shall remain unpaid.

2.	Conversion.

At any time and from time to time prior to the Due Date and not thereafter, the Holder shall have the right to convert the entire unpaid principal balance and all unpaid interest into fully paid and non-assessable shares of the Borrower’s Common Stock, $.001 par value per share (the “Conversion Shares”) at $.75 per Conversion Share or such greater or lesser amount paid by the investors in the Borrower’s proposed $750,000 private bridge loan financing (the “Conversion Price”) on the following terms and conditions.

A. Fair Conversion Price. The price the Borrower utilized in determining how many Conversion Shares the Holder shall be entitled to receive, although arbitrarily determined, is nonetheless hereby acknowledged and accepted by the Borrower and Holder as fair and equitable given the Borrower’s precarious financial condition and immediate need for capital.

B. Manner of Conversion. On the Holder’s presentation to the Borrower of a duly executed Notice of Conversion in the form annexed to this Note together with the original executed copy of this Note, the Holder shall be entitled, subject to the limitations herein contained, to receive in exchange therefore a certificate or certificates for fully paid and non-assessable Conversion Shares at the Conversion Price per Conversion Share. This Note shall be deemed to have been converted and the person converting the same to have become the holder of record of Conversion Shares, for the purpose of receiving dividends and for all other purposes whatever as of the date when the Notice of Conversion and this Note are surrendered to the Borrower as aforesaid. The Borrower shall not be required to make any such conversion, and no surrender of this Note shall be effective for such purpose, while the books for the transfer of any class of stock are closed for any purpose, but the surrender of this Note for conversion during any period while such books are closed shall become effective for all purposes of conversion immediately upon the reopening of such books, as if the conversion had been made on the date this Note was surrendered.

C. No Fractional Shares. No fractional Conversion Shares shall be issuable upon any conversion, it being intended and agreed that the number of Conversion Shares to be received by a Holder upon conversion of this Note be rounded out (up or down) to the nearest whole share.

D. Reservation of Shares. So long as any portion of the principal amount of this Note shall remain unpaid, the Borrower shall reserve and keep available out of its authorized and unissued common share capitalization, solely for the purpose of effecting the conversion of this Note, such number of Conversion Shares as shall from time to time be sufficient to effect the conversion of the unpaid principal balance and accrued interest of this Note. The Borrower shall from time to time increase its authorized common share capitalization and take such other action as may be necessary to permit the issuance from time to time of the Conversion Shares as fully paid and non-assessable securities upon the conversion of this Note.

E. Payment of Taxes. The Borrower shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of the Conversion Shares upon the conversion of this Note as herein provided. However, the Borrower shall not be required in any event, to pay any transfer or other taxes by reason of the issuance of such Shares in names other than that of the Holder and no such conversion or issuance of Conversion Shares shall be made unless and until the person requesting such issuance has paid to the Holder the amount of any such tax, or has established to the satisfaction of the Borrower, and its transfer agent, if any, that no such tax is payable or has been paid.

F. Dividends. Upon any conversion of this Note, as herein provided, no adjustment or allowance shall be made for accumulated dividends on the Conversion Shares, all rights to dividends, if any, shall commence as of the date of issuance thereof, and nothing in this sentence shall be deemed to relieve the Borrower from its obligation to pay any dividends which shall thereafter be declared and shall be payable to Holders of Conversion Shares of record as of a date prior to such conversion even though the payment date for such dividend is subsequent to the date of conversion.

G. Investment Representations. The Holder has been advised, and by the acceptance of this Note, agrees and acknowledges that until and unless the Conversion Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”), none of the Conversion Shares issuable upon conversion of this Note shall have been registered under the Securities Act or under any state securities law; and that the Borrower is relying upon an exemption from registration based upon the Holder’s investment representations. In this regard, the Holder hereby represents and warrants to the Borrower that: (i) in the event the Holder avails itself of the conversion feature of this Note, the Holder will acquire the Conversion Shares for investment purposes and without a view to the transfer or resale thereof; (ii) in the event the Holder avails itself of the conversion feature of this Note, the Holder will hold the Conversion until the earlier of the effective date of the Registration Statement defined in Section H below or such later time after one as may be required under the Securities Act; (iii) any sale of the Conversion Shares will be accomplished only in accordance with the Securities Act and the rules and regulations of the Securities and Exchange Commission adopted thereunder; and (iv) the Holder hereby consents to the issuance by the Borrower of a standard form of stop transfer order against any and all certificates representing the Conversion Shares on the books and records of the Borrower and its transfer agent; and consents to the Borrower placing a standard form of investment legend on any and all certificates representing the Conversion Shares.

H. Registration Rights. The Borrower hereby covenants and agrees that the Conversion Shares shall be registered under the Securities Act in accordance with the following:

1). If at any time prior to the repayment of the full Loan Amount, the Borrower proposes to file a Registration Statement under the Securities Act (a “Registration Statement”); it will at such time give written notice to each Holder of its intention to do so. Upon written request of any Holder, given within 15 days after the giving of any such notice by the Borrower, the Borrower will advise such Holder that it shall include its Conversion Shares in the Registration Statement. If, however, the offering to which the Registration Statement relates is to be distributed by or through an underwriter approved by the Borrower, each Holder hereof may at its option agree to sell the Conversion Shares through such underwriter on the same terms and conditions as the underwriter agrees to sell the other securities proposed to be registered. In addition, if such underwriter determines that the inclusion of all the Conversion Shares sought to be sold would have an adverse effect on the offering, each Holder shall be entitled to participate in the underwriting and register its Conversion Shares on a pro rata basis or as such other quantity of the Conversion Shares as the underwriter may determine. If any Holder hereof elect not to sell its Conversion Shares through such underwriter, the Holder r may use the Registration Statement to register its Conversion Shares under the Securities Act within 60 days after the Registration Statement becomes effective;

B. The Borrower covenants and agrees that it shall prepare and promptly file with the Securities and Exchange Commission (the “Commission”) all amendments, post-effective amendments and supplements to the Registration Statement as may be necessary under the Securities Act and the regulations of the Commission to permit the sale of the Conversion Shares to the public; and

C. The rights of the Holders hereof pursuant to this Section 2 may be exercised only by each Holder or any affiliate thereof.

3.	Events of Default.

This Note is made pursuant to the Agreement. Any default of any obligation by the Borrower under this Note shall constitute an Event of Default of the obligations of the Company under the Agreement, and any Event of Default under the Agreement shall constitute an Event of Default under this Note. The Borrower acknowledges that this Note is enforceable, valid and binding upon the Borrower. If for any reason, any court authority or governmental entity declares this Note invalid, unlawful or against public policy, then, the parties hereto acknowledge that neither the obligation of the Borrower to repay the Note, nor any of the covenants, obligations or representations of the parties contained within the Agreement shall be affected by such declaration.

Upon the occurrence of an Event of Default, as that term is defined in Section 3 of the Agreement, then and in such event, the Borrower will be deemed to have defaulted under this Note and the Holder(s) may, on written notice, accelerate all payments due under this Note or have the rights and remedies set forth in Section 3 of the Agreement.

4.	Cumulative Remedies.

The rights and remedies of the Holder hereof under this Note shall be deemed cumulative, and the exercise of any right or remedy shall not be regarded as barring any other remedy or remedies. The institution of any action to recovery any portion of the indebtedness evidenced by this Note shall not be deemed a waiver of any other right of the Holder hereof.

5.	Assignments.

This Note is binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, representatives and/or successors and permitted assigns. Notwithstanding the foregoing, neither the Borrower nor the Holder shall assign or transfer any rights or obligations hereunder, except that the Borrower may assign or transfer this Note to a successor corporation in the event of a merger, consolidation or transfer or sale of all or substantially all of the assets of the Borrower, provided that no such further assignment shall relieve the Borrower from liability for the obligations assumed by it hereunder.

The acceptance of any installments or payments by the Holder hereof after the due date herein, or the waiver of any other or subsequent breach or default may prevent the Holder hereof from immediately pursuing any or all of his remedies.

IN WITNESS WHEREOF, the Borrower hereto has caused this Note to be executed as of the day and year indicated below by the undersigned thereunto duly authorized.

    Loan Amount: $100,000

IPTIMIZE, INC.

By:	/s/ Clinton J. Wilson
Clinton J. Wilson,
CEO and President

/s/ Ron Pitcock
Ron Pitcock

EXHIBIT “B:

COMMON STOCK PURCHASE WARRANT

THE WARRANT EVIDENCED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE WARRANT OR SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH DISPOSITION IS THEN IN EFFECT OR UNLESS THE PERSON PROPOSING TO MAKE THE DISPOSITION SHALL FURNISH, WITH RESPECT TO SUCH DISPOSITION, AN OPINION OF COUNSEL SATISFACTORY TO IPTIMIZE, INC. TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION WILL NOT INVOLVE ANY VIOLATION OF THE REGISTRATION PROVISIONS OF THE ACT (OR ANY SUPERSEDING STATUTE) OR ANY APPLICABLE STATE SECURITIES LAWS.

IPTIMIZE, INC.

COMMON STOCK PURCHASE WARRANT

Warrant No. IPTZ- 050407-1

This certifies that, for value received, Ron Pitcock, residing at 7654 Spirit Ranch Road, Golden, Colorado (the “Holder”) or the Holder’s permitted assigns, is entitled, subject to the terms and conditions hereinafter set forth in this Common Stock Purchase Warrant (the “Warrant”) at any time after issuance and delivery hereof, but before 5:00 o’clock p.m., Colorado time on the tenth anniversary of the execution of this Warrant, and not thereafter (the “Expiration Date”), to purchase 100,000 shares of Common Stock, $.001 par value per share (the “Common Stock”), of IPtimize, Inc., a Minnesota corporation located at 2135 South Cherry Street, Suite 200, Denver, Colorado 80222 (the “Company”) set forth on the last page of this Warrant (the Warrant Shares”). The purchase price payable upon the exercise of this Warrant shall be $0.75 per Warrant Share or such greater or lesser amount paid by the investors in the Company’s proposed $750,000 private bridge loan financing(the “Warrant Price”). The Warrant Price shall be paid in lawful funds of the United States of America payable in cash or by certified or official bank check.

Upon delivery of this Warrant duly executed, together with payment of the entire Warrant Price for all of the Warrant Shares at the principal office of the Company, or at such other address as the Company may designate by notice in writing to the Holder, the Holder shall be entitled to receive a certificate or certificates for the Warrant Shares. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance and payment therefore in accordance with the terms hereof, be fully paid and non-assessable and free from any taxes, liens, and charges with respect thereto.

This Warrant is subject to the following terms and conditions:

1. Full Exercise of Warrant. This Warrant may be exercised in its entirety at any time after issuance and delivery hereof and prior to the Expiration Date. No partial exercise of this Warrant shall be permitted.

2. Charges, Taxes and Expenses. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made with charges to the Holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Warrant holder, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the Holder; provided, however, that in the event that certificate for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be duly executed by the Holder hereof in person or by an attorney duly authorized in writing.

3. Certain Obligations of the Company. The Company agrees that it will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully-paid and non-assessable shares of Common Stock at the Warrant Price.

4. Notice to Warrant Holder. So long as this Warrant is outstanding: (i) if the Company shall pay any dividend or make any distribution upon the Common Stock; or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of stock of any class or any other rights; or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into any corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company may cause to be mailed by certified mail to the Holder hereof, at least 15 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up to take place and the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation or winding up.

5. Registration. The Company hereby covenants and agrees to include the Warrant Shares in the Registration Statement as that term is defined in Section 1.7 of the Agreement to which this Warrant is attached as an exhibit.

6. Miscellaneous.

A. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise holder in full.

B. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the heirs, representatives and estate of the Holder.

C. The Holder of this Warrant shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose.

D. This Warrant may not be divided into separate Warrants.

E. This Warrant and all rights hereunder are not transferable without the written consent of the Company which consent may be withheld in the Company’s sole discretion. The Company may deem and treat the Holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

F. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by the undersigned thereunto duly authorized, as of the date indicated below.

Dated: Denver, Colorado

  March 4, 2007

IPTIMIZE, INC.

By:	/s/ Clinton J. Wilson
Clinton J. Wilson,
CEO and President

FORM OF SUBSCRIPTION

(To be signed only upon exercise of the Warrant.)

To: IPtimize, Inc.:

The undersigned, the holder of this Warrant, hereby irrevocably elects to exercise the purchase rights represented by this Warrant for, and to purchase thereunder, pursuant to and in accordance with the terms of this Warrant,                      Shares of Common Stock, $.0001 par value per share of IPtimize, Inc., and herewith makes payment of the Warrant Price per share of Common Stock, or an aggregate of $            , and requests that a certificate for such shares of Common Stock be issued in the name of and be delivered to                                         , whose address is                                                                  .

Dated:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant

EXHIBIT “C”

BUSINESS

(Omitted)

EXHIBIT “D”

RISK FACTORS

(Omitted)